Filed Pursuant to Rule 497(e)

File No. 333-198667

CAREY CREDIT INCOME FUND — I

Prospectus Supplement No. 3 Dated December 22, 2015

To Prospectus Dated July 31, 2015

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund — I, dated July 31, 2015 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Carey Credit Income Fund — I upon request.

ABOUT THIS PROSPECTUS

The first sentence of the second paragraph under the caption “About This Prospectus” on page i of our Prospectus is superseded in its entirety by the following:

In addition, if our net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then, unless and until our Board of Trustees determines otherwise, we will voluntarily delay selling Shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.

RISK FACTORS

Risks Related to an Investment in Our Shares

The second paragraph of the risk factor entitled “Investors will not know the purchase price per share at the time they submit their order forms and could receive fewer Shares than anticipated.” under the caption “Risks Related to an Investment in Our Shares” on page 42 of our Prospectus is superseded in its entirety by the following:

In addition, if our net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then, unless and until our Board of Trustees determines otherwise, we will voluntarily delay selling Shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.

DISCUSSION OF OPERATING PLANS

Financial Condition, Liquidity, and Capital Resources

The sixth sentence of the first paragraph under the caption “Financial Condition, Liquidity, and Capital Resources” on page 93 of our Prospectus is superseded in its entirety by the following:

In addition, if our net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then, unless and until our Board of Trustees determines otherwise, we will voluntarily delay selling Shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.

The second paragraph under the caption “Financial Condition, Liquidity, and Capital Resources” on page 93 of our Prospectus is superseded in its entirety by the following:

The Master Fund may borrow funds to make investments, including before it has fully invested the proceeds of this offering, to the extent the Master Fund determines that leveraging its portfolio would be appropriate. On December 17, 2015, Hamilton Finance LLC (“Hamilton”), a newly-formed, wholly-owned, special purpose financing subsidiary of the Master Fund, entered into a senior-secured term loan credit facility (the “Hamilton Credit Facility”) with JPMorgan Chase Bank, National Association (“JPM”), as administrative agent, each of the lenders from time to time party thereto, and U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary. The Hamilton Credit Facility provides for delayed-draw borrowings in an aggregate principal amount of $175,000,000 on a committed basis during the four years following the closing date of the Hamilton Loan Agreement.

The Master Fund may contribute cash and sell or contribute loans or bonds (collectively, “assets”) to Hamilton from time to time, and will receive fair market value for any assets sold to Hamilton or will receive an increase in the value of its interests in Hamilton for any assets contributed. Hamilton may purchase additional assets from various sources. Hamilton has appointed the Master Fund to manage its portfolio of assets pursuant to the terms of an investment management agreement. Hamilton’s obligations to JPM under the Hamilton Credit Facility are secured by a first priority security interest in substantially all of the assets of Hamilton, including its portfolio of assets. The obligations of Hamilton under the Hamilton Credit Facility are non-recourse to the Master Fund, and the Master Fund’s exposure under the Hamilton Credit Facility is limited to the value of the Master Fund’s investment in Hamilton.

Pricing under the Hamilton Credit Facility is based on the London Interbank Offered Rate (“LIBOR”) for a three-month interest period, plus a spread of 2.65% per annum. Interest is payable in arrears beginning on March 24, 2016 and each quarter thereafter. Any amounts borrowed under the Hamilton Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on December 17, 2019. Hamilton incurred certain customary costs and expenses in connection with obtaining the Hamilton Credit Facility.

Borrowings under the Hamilton Credit Facility are subject to a compliance condition which will be satisfied at any given time if the outstanding advances to Hamilton by the lenders minus the amount of principal and certain interest proceeds in Hamilton’s accounts is less than or equal to sixty percent (60%) of the net asset value of Hamilton’s portfolio of assets.

In connection with the Hamilton Credit Facility, Hamilton has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Hamilton Credit Facility contains customary events of default for similar financing transactions, including: (a) the failure to make principal payment when due or any other payments under the Hamilton Credit Facility within two business days of when due; (b) the insolvency or bankruptcy of Hamilton or the Master Fund; (c) a change of control of Hamilton shall have occurred; (d) W. P. Carey or an affiliate thereof ceases to be the Master Fund’s investment advisor; and (e)

Guggenheim or an affiliate thereof ceases to be the Master Fund’s investment sub-advisor. Upon the occurrence and during the continuation of an event of default, JPM may declare the outstanding advances and all other obligations under the Hamilton Credit Facility immediately due and payable.

The occurrence of events of default (as described above) or events defined as “Coverage Events” in the loan agreement governing the Hamilton Credit Facility triggers (i) a requirement that Hamilton obtain the consent of JPM prior to entering into any sale or disposition with respect to portfolio assets and (ii) certain rights of JPM to direct Hamilton to enter into sales or dispositions with respect to any portfolio assets, in each case, in JPM’s sole discretion.

Borrowings of Hamilton will be considered borrowings by the Master Fund for purposes of complying with the asset coverage requirements under the 1940 Act, as amended, applicable to business development companies. In no event will the Company itself directly engage in borrowing.

Neither we nor the Master Fund currently anticipates issuing any preferred stock within 12 months of the commencement of operations.

DETERMINATION OF NET ASSET VALUE

Net Asset Value Determinations in Connection with this Continuous Offering

The fifth sentence of the first paragraph under the caption “Net Asset Value Determinations in Connection with this Continuous Offering” on page 107 of our Prospectus is superseded in its entirety by the following:

In addition, if our net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then, unless and until our Board of Trustees determines otherwise, we will voluntarily delay selling Shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.

The second bullet point of the third paragraph under the caption “Net Asset Value Determinations in Connection with this Continuous Offering” on page 107 of our Prospectus is superseded in its entirety by the following:

•                                          our Advisors’ and officers’ assessment of whether any material change in net asset value has occurred (including through any realization of net gains from the sale of a portfolio investment), or any material change in the fair value of portfolio investments has occurred; and

PLAN OF DISTRIBUTION

The fifth paragraph under the caption “Plan of Distribution” on page 109 of our Prospectus is superseded in its entirety by the following:

The public offering price, net of sales load, may exceed the Company’s net asset value per Share and subscribers may accordingly pay a premium for our Shares; however, if during the offering period our net asset value per share were to decline below 97.5% of the public offering price, net of sales load, then, unless and until our Board of Trustees determines otherwise, we will voluntarily delay selling Shares in this offering until the net asset value per share is greater than 97.5% of the public offering price, net of sales load.